UBS PACESM Select Advisors Trust

UBS PACE Money Market Investments

Supplement to the prospectus relating to shares of UBS PACE Money Market Investments offered to participants in the PACESM Multi Advisor Program, dated November 30, 2007

April 3, 2008

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Money Market Investments (the "fund").

The Board of Trustees ("Board") of UBS PACE Select Advisors Trust (the "Trust") has voted to approve the following proposals, subject to shareholder approval:

• To approve changes to the Investment Management and Administration Agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of the fund;

• To approve changes to the fund's fundamental investment policies;

• To allow the Board to amend the fund's investment objective without shareholder approval; and

• To approve changes to the Trust's Trust Instrument.

Investors who own shares of the fund as of the close of business on March 14, 2008 will receive detailed information regarding the proposals in a proxy statement that will be mailed on or about April 4, 2008, and will be asked to vote on the proposals at a special meeting to be held on May 15, 2008.

If approved by shareholders of the fund, the changes to the Investment Management and Administration Agreement would modify the fee structure paid by the fund by (1) decreasing the administrative fee payable by the fund and (2) increasing the investment management fee by an amount equal to the corresponding decrease in the administrative fee.

More information regarding these items was contained in the definitive proxy materials filed with the SEC in early April 2008. You may access these proxy materials free from the EDGAR Database on the SEC's Web site at http://www.sec.gov.

Please be sure to retain this important information for your future reference.

ZS339